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                                                                    EXHIBIT 10.7


                                 AMENDMENT NO. 4
                            Dated as of June 29, 1998

                                       to

                       PURCHASE AND CONTRIBUTION AGREEMENT
                          Dated as of January 31, 1995



               THIS AMENDMENT NO. 4 dated as of June 29, 1998 ("AMENDMENT") is entered into by and between HPSC BRAVO FUNDING CORP. (the "BUYER") and HPSC, INC., a Delaware corporation (the "SELLER"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List referred to below.

                             PRELIMINARY STATEMENTS

               A. The Buyer and the Seller are parties to that certain Purchase and Contribution Agreement dated as of January 31, 1995 (as amended by that certain Amendment No. 1 dated as of December 19, 1995, that certain Amendment No.2 dated as of October 18, 1996, and that certain Amendment No.3 dated as of May 29, 1997, the "PURCHASE AGREEMENT"), pursuant to which the Buyer has agreed to purchase certain Transferred Assets from the Seller from time to time pursuant to the terms of the Purchase Agreement.

               B. The Buyer and the Seller have agreed to amend the Purchase Agreement on the terms and subject to the conditions hereinafter set forth.

               NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller agree as follows:

               SECTION 1. AMENDMENT TO THE PURCHASE AGREEMENT. Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Purchase Agreement is hereby amended as follows:

               1.1 EXHIBITS. The List of Exhibits on page iii is hereby amended to insert after "EXHIBIT K-3 Form of Leasehold Improvement Note" the following:

               "EXHIBIT K-4 Form of Practice Finance Loan and Practice Finance Loan Underwriting Criteria"

               1.2 DEFINITIONS. The Amended and Restated Definitions List referenced in Section 1.01 of the Purchase Agreement is hereby amended as follows:


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               1.2(a) The definition of "AGGREGATE RESERVES" is hereby deleted and replaced with the following:

               ""AGGREGATE RESERVES" has the meaning set forth in the Credit Agreement."

               1.2(b) The definition of "CONTRACT" is hereby modified to insert immediately after the phrase "Leasehold Improvement Note" the phrase "or Practice Finance Loan".

               1.2(c) The definition of "DISCOUNT RATE" is hereby modified to delete the text thereof in its entirety and to substitute therefor the following:

               "DISCOUNT RATE" means (i) with respect to any Lease or Conditional Sale Agreement, the discount rate used to calculate the aggregate Discounted Value of the Scheduled Contract Payments payable under the related Contract as of the last day of the month immediately preceding the month in which such Receivable was acquired from the Seller and (ii) with respect to any other Receivable, the interest rate set forth in the documents creating such Receivable. The Discount Rate for the Leases or Conditional Sale Agreements transferred on any date shall be a rate equal to the sum of (i) the interest rate per annum quoted to the Borrower by the Swap Provider as the rate at which such Swap Provider is willing to enter into an Interest Rate Hedge pursuant to which the Seller will pay an interest rate calculated in conjunction with an Interest Rate Hedge amortization prepared by the Borrower and which complies with Section 5.01(n) of the Credit Agreement, and in return shall receive a floating interest rate (calculated against the same principal amount) approximately equal to the Eurodollar Rate, PLUS
        (ii) .15% per annum PLUS (iii) the Carrying Costs Percentage at such time; PROVIDED, that the Seller may, at its option, with respect to the Receivables transferred on any Settlement Date, designate a rate which is higher than the rates calculated above to be the "Discount Rate" for such Receivables.

               1.2(d) The definition of "DISCOUNTED VALUE" is hereby modified to delete therefrom the phrase "means, with respect to any Receivable," and to substitute therefor the phrase "means, (i) with respect to any Lease or Conditional Sale Agreement," and to delete therefrom the phrase "purchase option shall be zero." and to substitute therefor the phrase "purchase option shall be zero; and (ii) with respect to any other Receivable, as of any date of determination, the outstanding principal amount thereof".

               1.2(e) For the definition of "ELIGIBLE RECEIVABLE":

               (i) Paragraph (iii) is hereby modified to insert immediately after the phrase "commencement date of such Contract", the phrase ", except for Practice Finance Loans, which are required to be paid in full within 84 months of the original commencement dates of

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such Loans"

               (ii) Paragraph (v) is hereby deleted and replaced with the following:

               "(v) the original Outstanding Balance of which, when added to the Outstanding Balance of all other Receivables owing by the same Obligor at such time, does not exceed the lesser of (i) $1,000,000 and (ii) 1.5% of the Discounted Eligible Receivables Balance at such time;"

               (iii) Paragraph (xxiii) is hereby deleted and replaced with the following:

               "(xxiii) the Contract for which is either (A) a Lease in substantially the same form of EXHIBIT K-1 to the Purchase Agreement, (B) a Conditional Sale Agreement in substantially the same form of EXHIBIT K-2 thereto, (C) a Leasehold Improvement Note in substantially the same form of EXHIBIT K-3 thereto, (D) a Practice Finance Loan in substantially the same form of EXHIBIT K-4 thereto, underwritten in accordance with Practice Finance Loan underwriting criteria, as attached to EXHIBIT K-4, and which, when added to all Practice Finance Loans, does not exceed 10% of the Discounted Eligible Receivables Balance; or (E) a promissory note, the Discounted Value of which, when added to the Discounted Value of all Eligible Receivables owed by such Obligor and not described under (A), (B), (C) or (D) above, does not exceed $150,000;"

               (iv) Paragraph (xxii) is hereby deleted and replaced with the following:

               "(xxii)The Discounted Value of which, (A) if arising under a Leasehold Improvement Note, when added to the Discounted Value of all Eligible Receivables arising under Leasehold Improvement Notes, does not exceed 25% of the Discounted Eligible Receivables Balance, (B) if arising under a promissory note, when added to the Discounted Value of all Eligible Receivables arising under promissory notes, does not exceed 10% of the Discounted Eligible Receivables Balance, and (C) if arising under either a Leasehold Improvement Note or a promissory note, when added to the Discounted Value of all Eligible Receivables arising under both Leasehold Improvement Notes and promissory notes, does not exceed 30% of the Discounted Eligible Receivables Balance;"

               (v) Paragraph (xxviii) is hereby deleted and replaced with the following:

               "the Obligors of which are either (i) licensed dental, medical or veterinary professionals or (ii) corporations or similar entities engaged in a dental, medical or veterinary practice, and which are licensed and/or qualified, as appropriate, in each jurisdiction in which the nature of their practices would require such license or qualification;"

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               1.2 (f) The definition of "EXCESS CONCENTRATION RESERVE RATIO" is hereby modified to delete therefrom the number ".14" and substitute therefor the number ".10".

               1.2 (g) The definition of "FACILITY LIMIT" is hereby modified to delete therefrom the number "$100,000,000" and substitute therefor the number "$225,000,000".

               1.2 (h) The definition of "FEE LETTER" on page (i) is hereby modified to delete therefrom the phrase "Amended and Restated Fee Letter Agreement, dated October 18, 1996" and substitute therefor the phrase "Second Amended and Restated Fee Letter Agreement, dated June 29, 1998"

               1.2 (i) The following is hereby inserted alphabetically with the other definitions contained in the Definitions List referred to in Section 1.01 of the Purchase Agreement:

               ""PRACTICE FINANCE LOAN" means a note or instrument substantially in the form of EXHIBIT K-4 to the Purchase Agreement, evidencing an Obligor's indebtedness on account of a loan made to finance working capital needs of such Obligor, in connection with such Obligor's professional dental, medical or veterinary practice."

               1.2 (j) The definition of "SCHEDULED TERMINATION DATE" is hereby deleted and replaced with the following:

               ""SCHEDULED TERMINATION DATE" means June 29, 2003."

               1.2 (k) The definition of "TERMINATION DATE" is hereby modified to delete therefrom each occurrence of the phrase "five Business Days" and substitute therefor the phrase "thirty calendar days".

               1.3 SECTION 1.01. Section 1.01(a) is hereby amended to insert after the first sentence contained therein the following:

               "Any reference in the Facility Documents to a note, instrument, or other agreement substantially in the form of Exhibit K-1, K-2, K-3 or K-4 to this Agreement, as applicable, shall mean and be a reference to a note, instrument or other agreement in substantially one of the forms included in such Exhibit."

               1.4 SECTION 4.01. (i) Section 4.01(r)(i) is hereby amended to insert, immediately after the phrase "is in substantially the same form of Exhibit K-3 hereto" the following:

               "and (d) if it constitutes a Practice Finance Loan, is in substantially the form of Exhibit K-4 hereto".


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               (ii) Section 4.01 is hereby amended to insert, at the conclusion thereof, the following clauses (v) and (w):

               (v) SELECTION OF RECEIVABLES. Each Receivable has been randomly selected from the Originator's portfolio of receivables in accordance with its normal standards and procedures used for all of its standard securitization transactions and no selection procedures adverse to Triple-A have been employed in such selections.

               (w) HISTORIC LOSS DATA. Attached hereto as a part of EXHIBIT D is a summary of historical static loss data of the Originator suffered as a result of defaults under the Originator's receivables, which summary is true and accurate with respect to the periods described therein and does not omit any information necessary to make such summary not misleading.

               1.5 SECTION 5.04. Section 5.04(a)(i) is hereby deleted and replaced with the following:

               "CONSOLIDATED TANGIBLE NET WORTH. The Seller will not permit Consolidated Tangible Net Worth (as defined below) at any time to be less than the sum of (i) $26,500,000 plus (ii) on a cumulative basis, 75% of positive Consolidated Net Income (as defined below) for each fiscal quarter beginning with the fiscal quarter commencing on or after April 1, 1997, PLUS (iii) 100% of the proceeds of any sale by the Seller or any of its Subsidiaries (other than Credident Inc., a Canadian corporation ("Credident"), a previously-sold Subsidiary) of (A) equity securities issued by the Seller or any of its Subsidiaries (other than Credident), or (B) warrants or subscription rights for equity securities issued by the Seller or any of its Subsidiaries (other than Credident)." and

               1.6 SECTION 6.08. Section 6.08 is hereby amended to delete therefrom the number "1.15%" and substitute therefor the number "1.0%". Section
6.08 also is hereby amended to insert immediately after the first sentence contained therein the following:

                   "Notwithstanding the foregoing, to the extent that Advances under the Liquidity Agreement are used to fund or maintain Borrowings or Purchases, then the Servicing Fee shall be .75% TIMES the Outstanding Balance of the Receivables as of the last day of the prior calendar month TIMES a fraction, the numerator of which is the number of actual days elapsed in such calendar month and the denominator of which equals 360.

               1.7 SECTION 7.01. Paragraph (l) of Section 7.01 is hereby deleted and Paragraph (m) is re-lettered "(l)".

               1.8 The Exhibits to the Purchase Agreement are hereby amended (i) by deleting EXHIBIT D and replacing it with the EXHIBIT D attached to this Amendment, (ii) by adding to Exhibits K-1 through K-3 the forms of leases, Conditional Sales Agreements, and Leasehold Improvement Notes, respectively, in the forms attached hereto, as Exhibits K-1, K-2, and K-3,


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respectively, and (iii) by adding, as Exhibit K-4 to the Purchase Agreement, the forms of Loan and Security Agreements attached hereto as Exhibits K-4-1 and K-4-2.

               SECTION 2. REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants as follows:

               (a) This Amendment and the Purchase Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Seller and are enforceable against the Seller in accordance with their terms.

               (b) Upon the effectiveness of this Amendment, the Seller hereby reaffirms that the representations and warranties contained in ARTICLE IV of the Purchase Agreement are true and correct.

               (c) Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants made in the Purchase Agreement and the other Facility Documents to the extent the same are not amended hereby and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Amendment.

               (d) No Event of Termination or Unmatured Event of Termination has occurred or is continuing.

               SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective as of June 29, 1998, PROVIDED that all of the following conditions are met in form and substance satisfactory to the Buyer.

               (a) This Amendment shall have been executed and delivered by the Buyer and the Seller.

               (b) On the date the last of the conditions listed herein is satisfied (the "DELIVERY DATE") there shall exist no Event of Termination or Unmatured Event of Termination.

               (c) All conditions precedent to the effectiveness of Amendment No. 3 to the Credit Agreement, dated as of even date herewith, shall have been satisfied.

               (d) Each of the Rating Agencies shall have delivered written confirmation to the Administrative Agent to the effect that (i) the Loans and Receivables Purchases constitute "investment grade risks", without giving effect to the Surety Bonds and (ii) the then current rating of the "Transaction Commercial Paper Notes" (as defined in the Amended and Restated Liquidity Agreement) shall not be withdrawn or downgraded by virtue of this Amendment and the transactions contemplated hereby.

               (e) All fees and expenses due and owing CapMAC and/or MBIA Insurance


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Corporation shall have been paid subject to the terms of that certain letter agreement between the Seller and Triple-A dated April 23, 1998.

               SECTION 4. REFERENCE TO THE EFFECT ON THE PURCHASE AGREEMENT. Except as specifically set forth above, the Purchase Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of the Buyer, nor constitute a waiver of any provisions of the Purchase Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

               SECTION 5. HEADINGS. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

               SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            HPSC, INC., as Seller



                                            By: /s/ John W. Everets
                                               --------------------------
                                            Title: Chairman



                                            HPSC BRAVO FUNDING CORP.,
                                            as Buyer



                                            By:  /s/ John W. Everets
                                                --------------------------
                                            Title: President





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